EXHIBIT 10.86

CMBS MASTER LEASE AMENDMENT AGREEMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS FINANCE I, LLC

CMBS MASTER LEASE AMENDMENT AGREEMENT

THIS CMBS MASTER LEASE AMENDMENT AGREEMENT (hereinafter this “Agreement”) is dated as of the 11th day of December, 2003, and is by and among VENTAS FINANCE I, LLC, a Delaware limited liability company (together with its successors and assigns, “Lessor”), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Ventas Realty, Limited Partnership, a Delaware limited partnership (“VRLP”) entered into a certain Master Lease Agreement dated as of December 12, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”), demising to Tenant certain properties.

B. VRLP assigned all of its right, title, and interest in and to the Lease to Lessor pursuant to that certain Assignment and Assumption Agreement (CMBS Master Lease) dated as of December 12, 2001 by and between Lessor and Tenant.

C. VRLP and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated November 5, 2003 (as the same may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the “Sale/Amendment Agreement”).

D. Immediately prior hereto and pursuant to the Sale/Amendment Agreement, Lessor and Tenant entered into a certain Master Lease Partial Lease Termination Agreement bearing even date herewith (the “Partial Lease Termination”), pursuant to which the Lease was terminated as it applied to a certain property.

E. Lessor and Tenant desire to amend the Lease as it applies to the remaining Leased Properties, after the aforesaid termination, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. Base Rent and Current Rent Amendments. Relative to the definitions of “Base Rent” and “Current Rent” contained in Section 2.1 of the Lease, Lessor and Tenant agree that the Base Rent and Current Rent for the Leased Properties remaining under the Lease after the termination referenced in the Partial Lease Termination shall, for the period from December 12, 2003 through April 30, 2004, be equal to Thirty Two Million Eight Hundred Ninety Five Thousand Four Hundred Four and 88/100 Dollars ($32,895,404.88) per annum, and, for Rent Calculation Years thereafter, Base Rent and Current Rent shall be determined as set forth in subsection (d) of the definition of “Base Rent” or subsection (b) of the definition of “Current Rent”, as applicable, contained in such Section 2.1, in each case subject to the provisions of such definitions relative to the Reset Option and to the provisions of Article XIX relative to the amount of the Base Rent and Current Rent during Extended Terms.

3. New Exhibit C. Effective as of December 12, 2003, Exhibit C to the Lease shall be amended and restated in its entirety to read as set forth in Attachment 1 to this Agreement.

4. New Exhibit D. Exhibit D to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 2 to this Agreement.

5. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

6. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

7. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

8. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

9. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

10. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

11. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:	/s/ Joseph Landenwich

Name:	Joseph Landenwich
Title:	Vice President of Corporate Legal Affairs and Corporate Secretary

TENANT:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:	/s/ Joseph Landenwich

Name:	Joseph Landenwich
Title:	Vice President of Corporate Legal Affairs and Corporate Secretary

LESSOR:

VENTAS FINANCE I, LLC, a Delaware limited liability company

By:	Ventas Finance I, Inc., its sole member

	By:	/s/ T. Richard Riney

T. Richard Riney, Executive Vice President, General Counsel and Secretary

Acknowledgments

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 5th day of December, 2003, personally came before me Tracey Maxwell, a Notary Public in and for said County and State, Joseph Landenwich, who being by me duly sworn, says that he is the Vice President of Corporate Legal Affairs and Corporate Secretary of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Senior Vice President of Corporate Legal Affairs and Corporate Secretary acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 5th day of December, 2003.

/s/ Tracey Maxwell

Notary Public

My Commission Expires:

December 19, 2006

[Notarial Stamp/Seal]

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 5th day of December, 2003, personally came before me Tracey Maxwell, a Notary Public in and for said County and State, Joseph Landenwich, who being by me duly sworn, says that he is the Vice President of Corporate Legal Affairs and Corporate Secretary of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Vice President of Corporate Legal Affairs and Corporate Secretary acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 5th day of December, 2003.

/s/ Tracey Maxwell

Notary Public

My Commission Expires:

December 19, 2006

[Notarial Stamp/Seal]

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 11th day of December, 2003, personally came before me Dana J. Baker, a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS FINANCE I, INC., a Delaware corporation, in its capacity as the sole member of VENTAS FINANCE I, LLC, a Delaware limited liability company, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid sole member capacity on behalf of the aforesaid limited liability company. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such sole member capacity.

WITNESS my hand and notarial stamp/seal this 11th day of December, 2003.

/s/ Dana J. Baker

Notary Public

My Commission Expires:

March 28, 2005

[Notarial Stamp/Seal]

CONSENT

The undersigned hereby consents to the terms of the foregoing instrument.

JPMORGAN CHASE BANK (formerly THE CHASE MANHATTAN BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as administrative agent and Collateral Agent under that certain $120,000,000 credit agreement, dated as of April 20, 2001, as amended, and as administrative agent and Collateral Agent under that certain $300,000,000 credit agreement, dated as of April 20, 2001, as amended

By:	/s/ James S. Ely, III

Name:	James S. Ely, III
Title:	Managing Director

STATE OF NEW YORK	)
)
COUNTY OF NEW YORK	)

This 5th day of December, 2003, personally came before me Bernadette M. Sullivan, a Notary Public in and for said County and State, James S. Ely, III, who being by me duly sworn, says that he is the Managing Director of JPMORGAN CHASE BANK, a New York banking corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Managing Director acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 5th day of December, 2003.

/s/ Bernadette M. Sullivan

Notary Public

My Commission Expires:

June 30, 2006

[Notarial Stamp/Seal]

ATTACHMENT 1

Exhibit C

Allocation Schedule – Applicable Transferred Property Percentages

Facility ID	Facility Name	Base Rent Commencing May 1, 2003	Percentage of Master Lease Commencing December 10, 2003
112	Royal Oaks Healthcare & Rehab Ctr.	1,319,634.96	4.0116%
113	Southwood Health & Rehab Center	1,102,998.72	3.3530%
137	Sunnybrook Alzheimer’s & HC Spec.	383,336.57	1.1653%
138	Blue Ridge Rehab. & Healthcare Ctr.	465,370.75	1.4147%
150	Nob Hill Healthcare Center	2,285,147.73	6.9467%
165	Rainier Vista Care Center	1,153,736.14	3.5073%
167	Canyonwood Nursing & Rehab. Ctr.	733,987.95	2.2313%
180	Vancouver Healthcare & Rehab. Ctr.	686,047.19	2.0855%
188	Cypress Pointe Rehab & HC Center	698,473.92	2.1233%
190	Winston-Salem Rehab & HC Center	498,323.86	1.5149%
221	Lewiston Rehabilitation & Care Ctr.	360,665.24	1.0964%
247	St. George Care and Rehab. Center	1,048,878.71	3.1885%
280	Winchester Centre for Health/Rehab.	1,207,539.29	3.6708%
286	Columbia Healthcare Facility	898,749.16	2.7321%
335	Lawton Healthcare Center	898,599.30	2.7317%
406	Muncie Health Care & Rehab.	1,368,308.61	4.1596%
482	Wind River Healthcare & Rehab Ctr.	682,650.55	2.0752%
483	Sage View Care Center	430,184.56	1.3077%
501	Blue Hills Alzheimer’s Care Center	624,334.08	1.8979%
529	Bolton Manor Nursing Home	963,279.90	2.9283%
537	Quincy Rehab. & Nursing Center	777,100.86	2.3623%
560	Franklin Woods Health Care Center	533,335.84	1.6213%
572	Winchester Place Nsg. & Rehab. Ctr.	681,728.46	2.0724%
573	Eagle Pond Rehab. & Living Center	1,381,453.41	4.1995%
581	Blueberry Hill Healthcare	1,249,502.67	3.7984%
588	Walden Rehab. & Nursing Center	812,060.63	2.4686%
591	Dover Rehab. & Living Center	1,053,896.88	3.2038%
593	Hanover Terrace Healthcare	509,229.40	1.5480%
635	Coshocton Health & Rehab. Center	490,165.25	1.4901%
655	Federal Heights Rehab. & Nsg. Ctr.	1,065,862.32	3.2402%
660	Savannah Specialty Care Center	601,716.15	1.8292%

1

Facility ID	Facility Name	Base Rent Commencing May 1, 2003	Percentage of Master Lease Commencing December 10, 2003
704	Guardian Care of Roanoke Rapids	630,683.91	1.9172%
707	Rehab. & Nursing Center of Monroe	642,923.62	1.9544%
724	Rehab. & Health Center of Gastonia	634,838.07	1.9299%
775	Sheridan Medical Complex	576,338.47	1.7520%
776	Woodstock Health & Rehab. Center	442,883.29	1.3463%
825	Nansemond Pointe Rehab. & HC Ctr.	1,213,464.22	3.6889%
829	River Pointe Rehab. & Healthc. Ctr.	653,914.66	1.9879%
884	Masters Health Care Center	1,134,060.23	3.4475%

	Total	32,895,405.53	100.0000%

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ATTACHMENT 2

EXHIBIT D

Renewal Groups

CMBS Portfolio

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
1	406	Muncie Health Care & Rehab.	Muncie	IN	April 30, 2008	#11
2	280	Winchester Centre for Health/Rehab.	Winchester	KY	April 30, 2008	#11
3	635	Coshocton Health & Rehab. Ctr.	Coshocton	OH	April 30, 2008	#11
4	482	Wind River Healthcare & Rehab Ctr.	Riverton	WY	April 30, 2008	#11
5	704	Guardian Care of Roanoke Rapids	Roanoke Rapids	NC	April 30, 2008	#11
6	167	Canyonwood Nursing & Rehab. Ctr.	Redding	CA	April 30, 2008	#11
7	247	St. George Care and Rehab. Center	St. George	UT	April 30, 2008	#11
8	180	Vancouver Healthcare & Rehab. Ctr.	Vancouver	WA	April 30, 2008	#11
9	112	Royal Oaks Healthcare & Rehab Ctr.	Terre Haute	IN	April 30, 2013	#12
10	138	Blue Ridge Rehab. & Healthcare Ctr.	Asheville	NC	April 30, 2013	#12
11	724	Rehab. & Health Center of Gastonia	Gastonia	NC	April 30, 2013	#12

1

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
12	655	Federal Heights Rehab. & Nsg. Ctr.	Salt Lake City	UT	April 30, 2013	#12
13	483	Sage View Care Center	Rock Springs	WY	April 30, 2013	#12
14	529	Bolton Manor Nursing Home	Marlborough	MA	April 30, 2013	#12
15	591	Dover Rehab. & Living Center	Dover	NH	April 30, 2013	#12
16	113	Southwood Health & Rehab Center	Terre Haute	IN	April 30, 2010	#13
17	286	Columbia Healthcare Facility	Evansville	IN	April 30, 2010	#13
18	190	Winston-Salem Rehab & HC Center	Winston-Salem	NC	April 30, 2010	#13
19	560	Franklin Woods Health Care Center	Columbus	OH	April 30, 2010	#13
20	572	Winchester Place Nsg. & Rehab. Ctr.	Canal Winchester	OH	April 30, 2010	#13
21	884	Masters Health Care Center	Algood	TN	April 30, 2010	#14
22	501	Blue Hills Alzheimers Care Center	Stoughton	MA	April 30, 2010	#13
23	537	Quincy Rehab. & Nursing Center	Quincy	MA	April 30, 2010	#13
24	573	Eagle Pond Rehab. & Living Center	South Dennis	MA	April 30, 2010	#13
25	581	Blueberry Hill Healthcare	Beverly	MA	April 30, 2010	#13
26	593	Hanover Terrace Healthcare	Hanover	NH	April 30, 2010	#13
27	150	Nob Hill Healthcare Center	San Francisco	CA	April 30, 2010	#14
28	335	Lawton Healthcare Center	San Francisco	CA	April 30, 2010	#14
29	588	Walden Rehab. & Nursing Center	Concord	MA	April 30, 2010	#13
30	137	Sunnybrook Alzheimers & HC Spec.	Raleigh	NC	April 30, 2010	#14
31	188	Cypress Pointe Rehab & HC Center	Wilmington	NC	April 30, 2010	#14

2

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
32	707	Rehab. & Nursing Center of Monroe	Monroe	NC	April 30, 2010	#14
33	825	Nansemond Pointe Rehab. & HC Ctr.	Suffolk	VA	April 30, 2010	#14
34	829	River Pointe Rehab. & Healthc. Ctr.	Virginia Beach	VA	April 30, 2010	#14
35	165	Rainier Vista Care Center	Puyallup	WA	April 30, 2010	#13
36	221	Lewiston Rehabilitation & Care Ctr.	Lewiston	ID	April 30, 2010	#14
37	660	Savannah Specialty Care Center	Savannah	GA	April 30, 2010	#14
38	775	Sheridan Medical Complex	Kenosha	WI	April 30, 2010	#14
39	776	Woodstock Health & Rehab. Center	Kenosha	WI	April 30, 2010	#14

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